Shareholder Meeting Results____________________________________

A Special Meeting of Shareholders of Federated Managed Income
 Fund (the "Fund"), a portfolio of
Managed Series Trust (the "Trust"), was held
 on November 23, 1999. On September 24, 1999, the record date for shareholders voting at the meeting, there were 12,571,505 total outstanding shares. The following items were considered by shareholders of the Fund and the results of their voting were as follows:

AGENDA ITEM 1:  To elect seven Trustees.

SHARES VOTED
FOR                      AUTHORITY____
Thomas G. Bigley				      7,420,689
Nicholas P. Constantakis			     7,421,688
John F. Cunningham				      7,416,382
J. Christopher Donahue				      7,428,082
Charles F. Mansfield, Jr.				 7,419,926
John E. Murray, Jr., J.D., S.J.D.			7,422,782
John S. Walsh					      7,426,225

SHARES WITTHELD
47123
46124
51430
39730
47886
45030
41587
AGENDA ITEM 2: To make changes to the Fund's fundamental investment policies:

(a)To approve amending the Fund's fundamental investment policy regarding diversification:

SHARES VOTED SHARES VOTED	SHARES		BROKER
           FOR                               AGAINST
 ABSTAINING		NON-VOTE ____
    7,014,368	      94,398		60,915	298,131

(b) To approve amending the Fund's fundamental investment policy regarding borrowing money and issuing senior securities:

SHARES VOTED	SHARES VOTED	SHARES		BROKER
FOR  AGAINST    ABSTAINING		NON-VOTE ____
    6,962,249	      123,041	84,392			298,131

(c) To approve amending the Fund's fundamental investment policy regarding investments in real estate:

SHARES VOTED SHARES VOTED		SHARES		BROKER
           FOR                                 AGAINST
     ABSTAINING		NON-VOTE ____
    6,982,684	      118,814	68,184			298,131

(d) To approve amending the Fund's fundamental investment policy regarding investments in commodities:

SHARES VOTED SHARES VOTED		SHARES		BROKER
           FOR          AGAINST   ABSTAINING		NON-VOTE
   6,962,795     153,283	53,605			298,130

(e) To approve amending the Fund's fundamental investment policy regarding underwriting securities:

SHARES VOTED	SHARES VOTED	SHARES		BROKER
           FOR                                AGAINST
       ABSTAINING		NON-VOTE ____
   6,985,132	      120,030	64,521			298,130



(f) To approve amending the Fund's fundamental investment policy regarding lending by the Fund:

SHARES VOTED SHARES VOTED		SHARES		BROKER
           FOR                                    AGAINST
    ABSTAINING		NON-VOTE____
   6,992,233		      125,633
  		51,816			298,131

(g) To approve amending the Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry:

SHARES VOTED	SHARES VOTED	SHARES		BROKER
           FOR                                   AGAINST
ABSTAINING		NON-VOTE ____
   7,009,241		    102,303
  		58,138			298,131

(h) To approve amending, and making non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin:

SHARES VOTED	SHARES VOTED	SHARES		BROKER
           FOR                                 AGAINST
ABSTAINING		NON-VOTE ____
   6,963,432	      137,336
  		68,915			298,130

(i) To approve amending, and making non-fundamental, the Fund's fundamental investment policy regarding pledging assets:

SHARES VOTED SHARES VOTED		SHARES
BROKER
           FOR                         AGAINST
 ABSTAINING		NON-VOTE ____
   6,960,902	     139,885
  		68,895			298,131


AGENDA ITEM 3:  To approve eliminating the Fund's
 fundamental investment policy regarding selling securities short:

SHARES VOTED SHARES VOTED	SHARES		BROKER
           FOR                              AGAINST
 ABSTAINING		NON-VOTE ____
   6,963,650	      146,673
 		59,359			298,131


AGENDA ITEM 4: To approve restating the Fund's fundamental investment objective to provide that the Fund shall seek total
return with an emphasis on income and
 potential for capital appreciation:

SHARES VOTED	SHARES VOTED	SHARES		BROKER
           FOR                                 AGAINST
 ABSTAINING		NON-VOTE ____
   7,013,258	      93,601
  		62,823			298,131


AGENDA ITEM 5: To approve amendments to, and a restatement of, the Trust's Declaration of Trust:

(a) To approve an amendment to and restatement of the Trust's Declaration of Trust to require the approval by a majority of the outstanding voting shares in the event of the sale or conveyance of the assets of the Trust to another trust or corporation:

SHARES VOTED	SHARES VOTED	SHARES		BROKER
           FOR                                AGAINST
  ABSTAINING		NON-VOTE ____
   7,033,388		     74,778
	  		61,517			298,130

(b) To approve an amendment and restatement of the Trust's Declaration of Trust to permit the Board of Trustees to liquidate assets of the Trust, or of its series or classes, and distribute the proceeds of such assets without seeking shareholder approval:

SHARES VOTED	SHARES VOTED	SHARES	BROKER
           FOR                                AGAINST
 ABSTAINING		NON-VOTE ____
   6,746,364	  356,760
	 166,558			298,131




Shareholder Meeting Results____________________________________

A Special Meeting of Shareholders of Federated Managed
 Growth and Income Fund (the "Fund"), a
portfolio of Managed Series Trust (the "Trust"), was held on November 23, 1999. On September 24, 1999, the record date for shareholders voting at the meeting, there were 18,786,274 total outstanding shares. The following items were considered by shareholders of the Fund and the results of their voting were as follows:

AGENDA ITEM 1:  To elect seven Trustees.

SHARES VOTED
FOR                      AUTHORITY
Thomas G. Bigley			      11,927,255
Nicholas P. Constantakis			11,927,255
John F. Cunningham				11,926,501
J. Christopher Donahue				11,919,368
Charles F. Mansfield, Jr.			11,926,523
John E. Murray, Jr., J.D., S.J.D.		 11,927,255
John S. Walsh					11,927,255
SHARES WITHHELD
45,377
45,377
46,091
53,224
46,069
45,337
45,337
AGENDA ITEM 2: To make changes to the Fund's fundamental investment policies:

(a) To approve amending the Fund's fundamental investment policy regarding diversification:

SHARES VOTED SHARES VOTED	SHARES		BROKER
FOR      AGAINST    BSTAINING		NON-VOTE ____
    11,036,946	     139,967	359,881	435,799

(b) To approve amending the Fund's fundamental investment policy regarding borrowing money and issuing senior securities:

SHARES VOTED SHARES VOTED	SHARES	BROKER
FOR    AGAINST     ABSTAINING		NON-VOTE ____
   10,949,857	    183,324		403,613	435,799

(c) To approve amending the Fund's fundamental investment policy regarding investments in real estate:

SHARES VOTED	SHARES VOTED	SHARES	BROKER
           FOR                                  AGAINST

ABSTAINING		NON-VOTE ____
   10,959,225	      203,125 		374,444	435,799

(d) To approve amending the Fund's fundamental investment policy regarding investments in commodities:

SHARES VOTED SHARES VOTED	SHARES		BROKER
ABSTAINING           FOR                          AGAINST
 ABSTAINING		NON-VOTE ____
   10,913,873     220,041	402,879	435,799

(e) To approve amending the Fund's fundamental investment policy regarding underwriting securities:

SHARES VOTED SHARES VOTED	SHARES	BROKER
ABSTAINING           FOR                           AGAINST
NON-VOTE ____
   11,013,597     160,467	362,730	435,799



(f) To approve amending the Fund's fundamental investment policy regarding lending by the Fund:

SHARES VOTED SHARES VOTED	SHARES		BROKER
           FOR                               AGAINST
ABSTAINING		NON-VOTE____
   10,940,452	     201,314 395,028	435,799

(g) To approve amending the Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry:

SHARES VOTED	SHARES VOTED	SHARES	BROKER
           FOR                              AGAINST
ABSTAINING		NON-VOTE ____
   10,978,013	   156,559	 	402,222	435,799

(h) To approve amending, and making non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin:

SHARES VOTED	SHARES VOTED	SHARES BROKER
           FOR                               AGAINST
ABSTAINING		NON-VOTE ____
   10,816,084		212,214	508,496	435,799

(i) To approve amending, and making non-fundamental, the Fund's fundamental investment policy regarding pledging assets:

SHARES VOTED SHARES VOTED	SHARES		BROKER
           FOR                          AGAINST
	NON-VOTE ____
   10,946,459		  190,170	400,165			435,799


AGENDA ITEM 3:  To approve eliminating the Fund's
 fundamental investment policy regarding selling securities short:

SHARES VOTED	SHARES VOTED	SHARES		BROKER
           FOR                             AGAINST
ABSTAINING		NON-VOTE ____
   10,897,183    240,675 398,936	435,799


AGENDA ITEM 4:  To approve restating the Fund's fundamental
 investment objective to provide that the Fund shall seek total return with an emphasis on income and capital appreciation:

SHARES VOTED SHARES VOTED	SHARES		BROKER
           FOR                               AGAINST
ABSTAINING		NON-VOTE ____
   11,322,851	      132,073 	81,870 435,799


AGENDA ITEM 5: To approve amendments to, and a restatement of, the Trust's Declaration of Trust:

(a) To approve an amendment to and restatement of the Trust's Declaration of Trust to require the approval by a majority of the outstanding voting shares in the event of the sale or conveyance of the assets of the Trust to another trust or corporation:

SHARES VOTED	SHARES VOTED SHARES		BROKER
           FOR                                  AGAINST
ABSTAINING		NON-VOTE ____
   11,327,752	     131,715	177,327			435,799

(b) To approve an amendment and restatement of the Trust's
Declaration of Trust to permit the Board of Trustees
 to liquidate
assets of the Trust, or of its series or classes, and distribute the proceeds of such assets without seeking shareholder approval:

SHARES VOTED SHARES VOTED	SHARES		BROKER
           FOR                               AGAINST
ABSTAINING		NON-VOTE ____
   10,565,741	      872,887 		98,166	435,799






Shareholder Meeting Results____________________________________

A Special Meeting of Shareholders of Federated Managed
 Growth Fund (the "Fund"), a portfolio of
Managed Series Trust (the "Trust"), was held on
November 23, 1999. On September 24, 1999, the record date for shareholders voting at the meeting, there were 19,889,054 total outstanding shares. The following items were considered by shareholders of the Fund and the results of their voting were as follows:

AGENDA ITEM 1:  To elect seven Trustees.

SHARES VOTED		SHARES WITHHELD
FOR                        AUTHORITY____
Thomas G. Bigley			    12,600,141
Nicholas P. Constantakis		      12,596,906
John F. Cunningham			      12,600,141
J. Christopher Donahue				12,598,896
Charles F. Mansfield, Jr.			12,600,141
John E. Murray, Jr., J.D., S.J.D.		12,600,141
John S. Walsh					12,600,141
SHARES WITHHELD
75,349
72,114
73,359
72,114
72,114
72,114
AGENDA ITEM 2: To make changes to the Fund's fundamental investment policies:

(a) To approve amending the Fund's fundamental investment policy regarding diversification:

SHARES VOTED SHARES VOTED	SHARES	BROKER
           FOR                           AGAINST
ABSTAIING NON-VOTE ____
    11,597,522	      441,989	89,967	542,778

(b) To approve amending the Fund's fundamental investment policy regarding borrowing money and issuing senior securities:

SHARES VOTED SHARES VOTED	SHARES		BROKER
           FOR                                 AGAINST

ABSTAINING		NON-VOTE ____
    11,555,335	     459,066 		115,077	542,778

(c) To approve amending the Fund's fundamental investment policy regarding investments in real estate:

SHARES VOTED SHARES VOTED	SHARES		BROKER
           FOR                            AGAINST
	ON-VOTE ____
    11,624,656	     417,163		87,659	542,778

(d) To approve amending the Fund's fundamental investment policy regarding investments in commodities:

SHARES VOTED	SHARES VOTED	SHARES		BROKER
           FOR                              AGAINST

 ABSTAINING		NON-VOTE ____
   11,565,320     453,449			110,709 542,778

(e) To approve amending the Fund's fundamental investment policy regarding underwriting securities:

SHARES VOTED SHARES VOTED	SHARES	BROKER
           FOR                           AGAINST
           		            ABSTAINING		NON-VOTE ____
   11,588,378	     447,672 93,428			542,778

(f) To approve amending the Fund's fundamental investment policy regarding lending by the Fund:

SHARES VOTED	SHARES VOTED	SHARES	BROKER
           FOR                                AGAINST
ABSTAINING		NON-VOTE____
   11,582,594	      437,068	109,816			542,778

(g) To approve amending the Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry:

SHARES VOTED	SHARES VOTED	SHARES	BROKER
           FOR                                   AGAINST
ABSTAINING		NON-VOTE ____
   11,602,930      433,227	93,321			542,778

(h) To approve amending, and making non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin:

SHARES VOTED	SHARES VOTED	SHARES		BROKER
           FOR                                AGAINST
ABSTAINING		NON-VOTE ____
   11,533,252	      455,075		141,151
542,778

(i) To approve amending, and making non-fundamental, the Fund's fundamental investment policy regarding pledging assets:

SHARES VOTED	SHARES VOTED	SHARES		BROKER
           FOR                                    AGAINST
ABSTAINING		NON-VOTE ____
   11,567,928	     447,829	113,721			542,778


AGENDA ITEM 3: To approve eliminating the Fund's fundamental investment policy regarding selling securities short:

SHARES VOTED	SHARES VOTED	SHARES		BROKER
   FOR                                       AGAINST
ABSTAINING		NON-VOTE ____
   11,549,034	     477,969	102,475			542,778


AGENDA ITEM 4:  To approve restating the Fund's
 fundamental investment objective to provide that the Fund shall seek capital appreciation with income as a secondary objective:

SHARES VOTED SHARES VOTED	SHARES		BROKER
           FOR                                 AGAINST
ABSTAINING		NON-VOTE ____
   11,867,564	      164,708	197,206	 542,778


AGENDA ITEM 5: To approve amendments to, and a restatement of, the Trust's Declaration of Trust:

(a) To approve an amendment to and restatement of the Trust's Declaration of Trust to require the approval by a majority of the outstanding voting shares in the event of the sale or conveyance of the assets of the Trust to another trust or corporation:

SHARES VOTED	SHARES VOTED	SHARES	BROKER
           FOR                                AGAINST
ABSTAINING		NON-VOTE ____
   11,630,036	      409,669 	89,773	542,778

(b) To approve an amendment and restatement of the Trust's Declaration of Trust to permit the Board of Trustees to liquidate assets of the Trust, or of its series or classes, and distribute the proceeds of such assets without seeking shareholder approval:

SHARES VOTED SHARES VOTED	SHARES		BROKER
           FOR                               AGAINST
ABSTAINING		NON-VOTE ____
   10,892,241	      1,146,203		91,034	542,778






Shareholder Meeting Results____________________________________

A Special Meeting of Shareholders of Federated Managed
 Aggressive Growth Fund (the "Fund"), a
portfolio of Managed Series Trust (the "Trust"), was held on November 23, 1999. On September 24, 1999, the record date for shareholders voting at the meeting, there were 10,560,466 total outstanding shares. The following items were considered by shareholders of the
 Fund and the results of their voting were as follows:

AGENDA ITEM 1:  To elect seven Trustees.

SHARES VOTED	SHARES WITHHELD
FOR                 AUTHORITY____
Thomas G. Bigley
5,761,502			            58,278
Nicholas P. Constantakis		    5,758,328
John F. Cunningham			     5,760,131
 J. Christopher Donahue		     5,761,496
Charles F. Mansfield, Jr.		     5,761,492
John E. Murray, Jr., J.D., S.J.D.	      5,761,492
John S. Walsh					5,761,492

SHARES WITTHELD
61452
59649
58284
58288
58288
58288
AGENDA ITEM 2: To make changes to the Fund's fundamental investment policies:

(a) To approve amending the Fund's fundamental investment policy regarding diversification:

SHARES VOTED	SHARES VOTED	SHARES		BROKER
           FOR                             AGAINST
  ABSTAINING		NON-VOTE ____
    5,432,755     143,640 120,386			222,999

(b) To approve amending the Fund's fundamental investment policy regarding borrowing money and issuing senior securities:

SHARES VOTED SHARES VOTED	SHARES		BROKER
           FOR
           AGAINST
            ABSTAINING		NON-VOTE ____
    5,358,764	      163,982		74,035	222,999

(c) To approve amending the Fund's fundamental investment policy regarding investments in real estate:

SHARES VOTED	SHARES VOTED	SHARES	BROKER	  AGAINST
 ABSTAINING
    5,425,466      148,235	23,080			222,999

(d) To approve amending the Fund's fundamental investment policy regarding investments in commodities:

SHARES VOTED	SHARES VOTED	SHARES		BROKER
           FOR                             AGAINST
 ABSTAINING		NON-VOTE ____
   5,359,194	      214,576
23,011			222,999

(e) To approve amending the Fund's fundamental investment policy regarding underwriting securities:

SHARES VOTED	SHARES VOTED	SHARES		BROKER
           FOR                             AGAINST
ABSTAINING		NON-VOTE ____
   5,328,850	207,440
60,491			222,999

(f) To approve amending the Fund's fundamental investment policy regarding lending by the Fund:

SHARES VOTED	SHARES VOTED SHARES	BROKER
           FOR                                AGAINST
  ABSTAINING		NON-VOTE____
   5,409,924	      162,715
	24,142			222,999

(g) To approve amending the Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry:

SHARES VOTED	SHARES VOTED	SHARES	BROKER
           FOR                                    AGAINST
   ABSTAINING		NON-VOTE ____
   5,373,003	      184,135	39,643	222,999

(h) To approve amending, and making non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin:

SHARES VOTED	SHARES VOTED	SHARES	BROKER
           FOR                                 AGAINST
 ABSTAINING		NON-VOTE ____
   5,335,243      212,326	49,212			222,999

(i) To approve amending, and making non-fundamental, the Fund's fundamental investment policy regarding pledging assets:

SHARES VOTED	SHARES VOTED	SHARES		BROKER
           FOR                                AGAINST
 ABSTAINING		NON-VOTE ____
   5,406,935	      162,455	27,391
		222,999


AGENDA ITEM 3:  To approve eliminating the Fund's
 fundamental investment policy regarding selling securities short:

SHARES VOTED	SHARES VOTED	SHARES		BROKER
 ABSTAINING          FOR                    AGAINST
NON-VOTE ____
   5,343,934	     228,710
24,137			222,999


AGENDA ITEM 5: To approve amendments to, and a restatement of, the Trust's Declaration of Trust:

(a) To approve an amendment to and restatement of the Trust's Declaration of Trust to require the approval by a majority of the outstanding voting shares in the event of the sale or conveyance of the assets of the Trust to another trust or corporation:

SHARES VOTED SHARES VOTED	SHARES		BROKER
           FOR                             AGAINST
		            ABSTAINING		NON-VOTE ____
   5,441,606	    126,209		28,966	222,999

(b) To approve an amendment and restatement of the Trust's
 Declaration of Trust to permit the Board of Trustees to liquidate assets of the Trust, or of its series or classes, and distribute the proceeds of such assets without seeking shareholder approval:

SHARES VOTED SHARES VOTED	SHARES	BROKER
FOR    AGAINST              ABSTAINING		NON-VOTE ____
   5,015,283	559,733	21,765			222,999




The Definitive Proxy Statement for the Special
Meeting held on November 23, 1999, was filed with the Securities and Exchange Commission on October 25, 1999, and is
Incorporated by reference. (File No. 811-7129)